                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Investment Trust (the "Trust") (on behalf of Eaton Vance California Limited Maturity Municipals Fund), that:

   (a) the Annual Report of the Trust (on behalf of Eaton Vance California Limited Maturity Municipals Fund) on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance California Limited Maturity Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Investment Trust (On behalf of Eaton Vance California Limited Maturity Municipals Fund)

Date: May 19, 2004
      ------------


/S/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: May 19, 2004
      ------------


/S/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Investment Trust (the "Trust") (on behalf of Eaton Vance Florida Limited Maturity Municipals Fund), that:

   (a) the Annual Report of the Trust (on behalf of Eaton Vance Florida Limited Maturity Municipals Fund) on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Florida Limited Maturity Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Investment Trust (On behalf of Eaton Vance Florida Limited Maturity Municipals Fund)

Date: May 19, 2004
      ------------


/s/ James L. O'Connor
------------------------
James L. O'Connor
Treasurer

Date: May 19, 2004
      ------------


/s/ Thomas J. Fetter
------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Investment Trust (the "Trust") (on behalf of Eaton Vance Massachusetts Limited Maturity Municipals Fund), that:

   (a) the Annual Report of the Trust (on behalf of Eaton Vance Massachusetts Limited Maturity Municipals Fund) on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Massachusetts Limited Maturity Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Investment Trust (On behalf of Eaton Vance Massachusetts Limited Maturity Municipals Fund)

Date: May 19, 2004
      ------------


/S/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: May 19, 2004
      ------------


/S/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Investment Trust (the "Trust") (on behalf of Eaton Vance New Jersey Limited Maturity Municipals Fund), that:

   (a) the Annual Report of the Trust (on behalf of Eaton Vance New Jersey Limited Maturity Municipals Fund) on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance New Jersey Limited Maturity Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Investment Trust (On behalf of Eaton Vance New Jersey Limited Maturity Municipals Fund)

Date: May 19, 2004
      ------------


/S/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: May 19, 2004
      ------------


/S/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Investment Trust (the "Trust") (on behalf of Eaton Vance New York Limited Maturity Municipals Fund), that:

   (a) the Annual Report of the Trust (on behalf of Eaton Vance New York Limited Maturity Municipals Fund) on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance New York Limited Maturity Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Investment Trust (On behalf of Eaton Vance New York Limited Maturity Municipals Fund)

Date: May 19, 2004
      ------------


/S/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: May 19, 2004
      ------------


/S/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Investment Trust (the "Trust") (on behalf of Eaton Vance Ohio Limited Maturity Municipals Fund), that:

   (a) the Annual Report of the Trust (on behalf of Eaton Vance Ohio Limited Maturity Municipals Fund) on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Ohio Limited Maturity Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Investment Trust (On behalf of Eaton Vance Ohio Limited Maturity Municipals Fund)

Date: May 19, 2004
      ------------


/S/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: May 19, 2004
      ------------


/S/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Investment Trust (the "Trust") (on behalf of Eaton Vance Pennsylvania Limited Maturity Municipals Fund), that:

   (a) the Annual Report of the Trust (on behalf of Eaton Vance Pennsylvania Limited Maturity Municipals Fund) on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Pennsylvania Limited Maturity Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Investment Trust (On behalf of Eaton Vance Pennsylvania Limited Maturity Municipals Fund)

Date: May 19, 2004
      ------------


/S/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: May 19, 2004
      ------------


/S/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President